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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: January 4, 1999

                              MATRIX BANCORP, INC.
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             (Exact name of registrant as specified in its charter)



              Colorado                       0-21231               84-1233716
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(State or other Jurisdiction of     (Commission File Number)    (I.R.S. Employer
      Incorporation)                                             Identification
                                                                    Number)



                        1380 Lawrence Street, Suite 1410
                             Denver, Colorado 80204
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                    (Address of principal executive offices)



                                 (303) 595-9898
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              (Registrant's telephone number, including area code)




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Item 5.  Other Events

         On December 30, 1998, Matrix Capital Corporation announced that effective on Tuesday, December 29, 1998, its name changed to Matrix Bancorp, Inc. The name change was initially approved by the Company's shareholders at its 1998 Annual Meeting of Shareholders, held on May 1, 1998. Its CUSIP number will remain the same. The Company will continue to trade on the NASDAQ National Market under the symbol "MTXC."

         The name change allows the Company to be more readily identified as a thrift holding company, and will reinforce to management of the Company and others the focus of the Company on traditional thrift activities, such as lending activities, loan purchase and servicing activities and deposit generation activities. The Company also believes that the name change allows the Company to distance itself from identification with the numerous specialty financial services companies that have traditionally relied on gain-on-sale accounting from securitizations of subordinate lien consumer or real estate loans or sub-prime first lien mortgage loans.

         Forward-Looking Statements

         Certain statements contained in this report that are not historical facts including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect,"
"anticipate," "predict," "plan," "estimate" or "continue," or the negative thereof or other variations thereon, or comparable terminology, are forward-looking statements within the meaning of the Private Security Litigation Reform Act of 1995, that involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements in this report may differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are the risks and uncertainties discussed in the company's current report on Form 8-K, filed March 25, 1998 and the uncertainties set forth from time to time and the company's periodic reports, filings and other public statements.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

                  Exhibit 99.1      Press release, dated December 30, 1998










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   MATRIX CAPITAL CORPORATION


Dated: January 4, 1999                             /s/ David W. Kloos
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                                                  David W. Kloos
                                                  Senior Vice President and
                                                  Chief Financial Officer